UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 30, 2022

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices)(Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	PBFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section l3(a) of the Exchange Act.  ☐

Introductory Note

On November 30, 2022, pursuant to that certain Agreement and Plan of Merger, dated as of July 27, 2022 (the “Merger Agreement”), by and among PBF Energy, Inc., a Delaware corporation (“PBF Energy”), PBF Energy Company, LLC, a Delaware limited liability company and subsidiary of PBF Energy (“PBF LLC”), PBFX Holdings Inc., a Delaware corporation and wholly owned subsidiary of PBF LLC (“PBFX Holdings”), Riverlands Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of PBF LLC (“Merger Sub”), PBF Logistics LP, a Delaware limited partnership (“PBFX”) and PBF Logistics GP LLC, a Delaware limited liability company and the general partner of PBFX (“PBFX GP”), PBF LLC acquired all of the outstanding common units representing limited partner interests in PBFX (“PBFX Common Units”) other than PBFX Common Units held directly or indirectly by PBF Energy and its subsidiaries (all such PBFX Common Units held by persons other than PBF Energy and its subsidiaries, the “PBFX Public Common Units,” and the holders of such units, the “PBFX Public Unitholders”). Pursuant to the terms of the Merger Agreement, on November 30, 2022, Merger Sub merged with and into PBFX, with PBFX surviving the merger as an indirect subsidiary of PBF Energy, owned 99% by PBF LLC and 1% by PBFX Holdings (the “Merger”). At the effective time of the Merger (the “Effective Time”), pursuant to the terms of the Merger Agreement, each PBFX Public Common Unit was converted into the right to receive: (i) 0.270 of a share of Class A Common Stock, par value $0.001 per share, of PBF Energy (the “PBF Energy Common Stock,” and such consideration, the “Stock Consideration”), (ii) $9.25 in cash, without interest (the “Cash Consideration” and together with the Stock Consideration, the “Merger Consideration”), and (iii) any cash in lieu of fractional shares of PBF Energy Common Stock to which the holder thereof became entitled upon surrender of such PBFX Public Common Units in accordance with the Merger Agreement. The PBFX Common Units owned by PBF LLC and PBFX Holdings and the non-economic general partner interest remain outstanding and were unaffected by the Merger. There was no change in ownership of the non-economic general partner interest.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 30, 2022, the previously announced transactions contemplated by the Merger Agreement, including the Merger, were completed.

The description of the Merger Agreement and the Merger in the Introductory Note is incorporated by reference into this Item 2.01.

Such description and information do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 30, 2022, in connection with the completion of the Merger, PBFX notified the New York Stock Exchange (the “NYSE”) of the effectiveness of the Merger, and requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 to delist and deregister the PBFX Common Units under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and suspend trading of the PBFX Common Units on the NYSE prior to the opening of trading on December 1, 2022.  PBFX also intends to file a certification on Form 15 under the Exchange Act with the SEC requesting the deregistration of the PBFX Common Units under Section 12(g) of the Exchange Act and suspending PBFX’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

The information included in the Introductory Note is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, the PBFX Public Unitholders ceased to have any rights as unitholders of PBFX, other than the right to receive Merger Consideration and any cash in lieu of fractional shares of PBF Energy Common Stock, in each case, to which the holder thereof was entitled upon the surrender of such PBFX Common Units.

Pursuant to the terms of the Merger Agreement and in accordance with the PBF Logistics LP 2014 Long-Term Incentive Plan, as amended (the “PBFX LTIP”): (i) all unvested outstanding phantom unit awards (the “Partnership Phantom Units”) that were outstanding immediately prior to the Effective Time, became automatically fully vested as of immediately prior to the Effective Time, without any action on the part of PBFX or the holder of such Partnership Phantom Units, and (ii) in lieu of the delivery of one PBFX Common Unit for each Partnership Phantom Unit, PBFX paid to the holders of each Partnership Phantom Unit an amount in cash equal to the Fair Market Value of one PBFX Common Unit as defined in the PBFX LTIP.

The information included in the Introductory Note and Item 3.01 is incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement and in accordance with the PBFX LTIP: (i) all unvested Partnership Phantom Units that were outstanding immediately prior to the Effective Time, became automatically fully vested as of immediately prior to the Effective Time, without any action on the part of PBFX or the holder of such Partnership Phantom Units, and (ii) in lieu of the delivery of one PBFX Common Unit for each Partnership Phantom Unit, PBFX paid to the holders of each Partnership Phantom Unit an amount in cash equal to the fair market value of one PBFX Common Unit.

At the Effective Time of the Merger and pursuant to the terms of the Merger Agreement, each of Michael D. Gayda, Bruce A. Jones, David Roush and Lawrence Ziemba ceased to serve as directors of PBFX GP. The decision of each departing director to resign as a director of PBFX GP was not the result of any disagreement with PBFX GP or PBFX relating to the operations, internal controls, policies or practices of PBFX GP or PBFX, and was solely the result of the Merger.

The information included in the Introductory Note is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 30, 2022, PBFX held a virtual special meeting of holders of PBFX Common Units (the “PBFX Special Meeting”). Of the 62,741,662 PBFX Common Units outstanding as of October 24, 2022, the record date for the PBFX Special Meeting, 42,896,919 PBFX Common Units were represented at the PBFX Special Meeting, constituting 68.37% of the outstanding PBFX Common Units entitled to vote and a quorum to conduct business at the PBFX Special Meeting.

At the PBFX Special Meeting, holders of PBFX Common Units were asked to vote upon (i) a proposal to approve the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Merger Proposal”), and (ii) a proposal to approve the adjournment of the PBFX Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes at the time of the PBFX Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The following are the final voting results on the Merger Proposal and Adjournment Proposal considered and voted upon at the PBFX Special Meeting certified by the Inspector of Election, which is described in PBFX’s definitive proxy statement filed with the Securities and Exchange Commission on October 24, 2022.

The Merger Proposal was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non- Votes
42,541,772	324,644	30,503	0

The Adjournment Proposal was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non- Votes
42,539,153	320,977	36,789	0

No other business properly came before the PBFX Special Meeting.

The information included in the Introductory Note is incorporated by reference into this Item 5.07.

Item 7.01.	Regulation FD Disclosure.

On November 30, 2022, PBFX and PBF Energy issued a joint press release announcing the completion of the Merger. The press release is furnished as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated July 27, 2022, by and among PBF Energy Inc., PBF Energy Company LLC, PBFX Holdings Inc., Riverlands Merger Sub LLC, PBF Logistics LP and PBF Logistics GP LLC (incorporated by reference herein to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-36446) filed on July 28, 2022).

99.1	Joint Press Release, dated November 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP

		By:	PBF Logistics GP LLC, its general partner

Date:	November 30, 2022	By:	/s/ Trecia M. Canty
Trecia M. Canty
Senior Vice President, General Counsel and Secretary
(Duly Authorized Officer)